--------------------------------------------------------------------------------
CLOSED END
--------------------------------------------------------------------------------

The Austria Fund

Semi-Annual Report
February 28, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
April 30, 2002

Dear Shareholder:

This report contains investment results and market commentary for The Austria Fund (the "Fund") for the semi-annual reporting period ended February 28, 2002.

Investment Objective and Policies

This closed-end fund seeks long-term capital appreciation through investment primarily in the equity securities of Austrian companies. However, as discussed below, the Fund's liquidation, pursuant to shareholder approval, is virtually completed, and this will be the Fund's final report to shareholders.

Investment Results

The following table provides performance for the Fund and its benchmark, the Austrian ATX Prime Index for the three-, six- and 12-month periods ended February 28, 2002.

INVESTMENT RESULTS*
Periods Ended February 28, 2002

                                                 -------------------------------
                                                          Total Returns
                                                 -------------------------------
                                                     3          6           12
                                                  Months      Months      Months
--------------------------------------------------------------------------------
The Austria Fund (NAV)                            -5.11%     -11.20%     -23.80%
--------------------------------------------------------------------------------
Austrian ATX Prime Index                           4.52%      -3.61%      -5.16%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of February 28, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Austrian ATX Prime Index is a capitalization-weighted index of all Austrian stocks listed on the Vienna Stock Exchange. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Austria Fund.

      Additional investment results appear on pages 3-5.

Over the three-, six-, and 12-month periods ended February 28, 2002, the Fund underperformed its benchmark as a result of the continued attrition in the prices of small technology and telecommunications issues, in which the Fund has held an overweight position.

Throughout the latter part of the reporting period, we have been engaged in the orderly liquidation of the Fund's portfolio positions pursuant to the Plan of Liquidation and Dissolution approved by the Fund's shareholders at their October 24, 2001 Special Meeting. The Fund paid its first liquidating distribution, in the amount of $5.88 per share, on March 1, 2002 to shareholders of record on February 12, 2002. This first distribution represented approximately 90% of the Fund's total net assets. A second liquidating distribution, in the amount of $0.47 per share (or approximately 8% of the Fund's original total net assets), was paid on April 18, 2002 to shareholders of record on April 5, 2002. The Fund's small remaining net assets will be distributed to shareholders in the final


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

liquidating distribution, which is payable on May 3, 2002 to shareholders of record on April 26. 2002. On April 26, 2002, which was the Fund's last day of trading on the New York Stock Exchange, the books and records of the Fund were closed.

As we thus conclude, we wish to thank all of our shareholders for their interest in The Austria Fund throughout the 13 years of its existence.

Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Vice President

[PHOTO] Dave H. Williams

[PHOTO] Mark H. Breedon

Portfolio Manager, Mark H. Breedon, has over 25 years of investment experience.


--------------------------------------------------------------------------------
2 o THE AUSTRIA FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

THE AUSTRIA FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
2/29/92 TO 2/28/02

The Austria Fund (NAV): $10,253
Benchmarks: $7,518

[The following table was depicted as a mountain chart in the printed material.]

                        The Austria Fund                           Benchmarks
-------------------------------------------------------------------------------
     2/29/92                $10,000                                 $10,000
     2/28/93                $ 7,730                                 $ 7,649
     2/28/94                $10,542                                 $ 9,353
     2/28/95                $ 9,169                                 $ 9,255
     2/29/96                $10,574                                 $ 9,449
     2/28/97                $11,456                                 $ 8,916
     2/28/98                $14,209                                 $10,364
     2/28/99                $14,928                                 $ 9,187
     2/29/00                $31,273                                 $ 7,941
     2/28/01                $13,455                                 $ 7,927
     2/28/02                $10,253                                 $ 7,518


This chart illustrates the total value of an assumed $10,000 investment in The Austria Fund at net asset value (NAV) (from 2/29/92 to 2/28/02) as compared to the performance of appropriate benchmarks. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

When comparing The Austria Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Austria Fund.

* For the period 2/29/92 through 2/28/98, the Fund's benchmark is represented by the Credit Aktien Index. In 1998, the Fund's benchmark changed to The Austrian Traded Index 50 (ATX 50). Subsequently, from 2/28/98 through 2/28/02, the Fund's benchmark is represented by the ATX
      50. The Austrian ATX Prime Index is the new benchmark that replaced the ATX 50 on January 2, 2002. Historical data from the ATX 50 are used for the Austrian ATX Prime Index prior to January 2, 2002.


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

THE AUSTRIA FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 2/28

                               [BAR CHART OMITTED]

               The Austria Fund (NAV) -- Yearly Periods Ended 2/28
--------------------------------------------------------------------------------
                                        The Austria Fund (NAV)       Benchmarks*
--------------------------------------------------------------------------------
     2/28/93                                    -22.70%                -23.51%
     2/28/94                                     36.38%                 22.28%
     2/28/95                                    -13.02%                 -1.05%
     2/29/96                                     15.32%                  2.10%
     2/28/97                                      8.34%                 -5.64%
     2/28/98                                     24.04%                 16.24%
     2/28/99                                      5.06%                -11.36%
     2/29/00                                    109.49%                -13.56%
     2/28/01                                    -56.97%                 -0.18%
     2/28/02                                    -23.80%                 -5.16%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Austrian Traded Index 50 (ATX 50) is a capitalization-weighted index of all Austrian stocks listed on the Vienna Stock Exchange. The unmanaged Credit Aktien Index is a capitalization-weighted index comprised of 30 domestic companies listed on the Vienna Stock Exchange. The Austrian ATX Prime Index is a capitalization-weighted index of all stocks on the Vienna Stock Exchange. The indices reflect no fees or expenses. The indices returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Austria Fund.

* For the period 2/28/93 through 2/28/98, the Fund's benchmark is represented by the Credit Aktien Index. In 1998, the Fund's benchmark changed to The Austrian Traded Index 50 (ATX 50). Subsequently, from 2/28/98 through 2/28/02, the Fund's benchmark is represented by the ATX
      50. The Austrian ATX Prime Index is the new benchmark that replaced the ATX 50 on January 2, 2002. Historical data from the ATX 50 are used for the Austrian ATX Prime Index prior to January 2, 2002.


--------------------------------------------------------------------------------
4 o THE AUSTRIA FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
February 28, 2002

INCEPTION DATE          PORTFOLIO STATISTICS

9/28/89                 Net Assets ($mil): $41.6


SECTOR BREAKDOWN

o   1.6% Technology                [PIE CHART]
o  98.4% Short-Term

All data as of February 28, 2002. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 5

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
February 28, 2002 (unaudited)

                                                   Shares or
                                                   Principal
                                                      Amount
Company                                                (000)        U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-1.6%

Technology-1.6%
Communication Equipment-0.4%
Scotty Tele-Transport Corp. AG(a)(b) .........        10,171       $    188,745
                                                                   ------------

Computer Software-0.6%
Feratel Media Technologies(a) ................        30,000            240,315
                                                                   ------------

Internet-0.1%
Webfreetv.Com Multimedia(a) ..................        24,680             26,716
                                                                   ------------

Miscellaneous-0.5%
Smart Fibres(a)(b)(c) ........................        48,600            206,081
                                                                   ------------

Total Common Stocks
  (cost $1,974,158) ..........................                          661,857
                                                                   ------------

SHORT-TERM INVESTMENT-98.7%

Time Deposit-98.7%
Societe Generale
  1.84%, 3/01/02
  (cost $41,100,000) .........................       $41,100         41,100,000
                                                                   ------------

Total Investments-100.3%
   (cost $43,074,158) ........................                       41,761,857
Other assets less liabilities-(0.3%) .........                         (116,820)
                                                                   ------------
Net Assets-100% ..............................                     $ 41,645,037
                                                                   ============

(a)   Non-income producing securities.
(b)   Illiquid securities, valued at fair value (see Note A).
(c)   British Pound denominated security.

      See notes to financial statements.


--------------------------------------------------------------------------------
6 o THE AUSTRIA FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
February 28, 2002 (unaudited)

Assets
Investments in securities, at value (cost $43,074,158) .....       $ 41,761,857
Cash .......................................................             15,700
Foreign cash, at value (cost $25,581) ......................             26,033
Receivable for investment securities sold ..................         41,166,754
Foreign taxes receivable ...................................             35,547
Interest receivable ........................................              2,105
                                                                   ------------
Total assets ...............................................         83,007,996
                                                                   ------------
Liabilities
Payable for investment securities purchased ................         41,100,000
Management fee payable .....................................             40,961
Accrued expenses ...........................................            221,998
                                                                   ------------
Total liabilities ..........................................         41,362,959
                                                                   ------------
Net Assets .................................................       $ 41,645,037
                                                                   ============
Composition of Net Assets
Capital stock, at par ......................................       $     64,069
Additional paid-in capital .................................         59,412,470
Accumulated net investment loss ............................           (430,226)
Accumulated net realized loss on investments and
  foreign currency transactions ............................        (16,088,300)
Net unrealized depreciation of investments and
  foreign currency denominated assets and liabilities ......         (1,312,976)
                                                                   ------------
                                                                   $ 41,645,037
                                                                   ============
Net Asset Value Per Share
  (based on 6,406,912 shares outstanding) ..................              $6.50
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 7

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2002 (unaudited)

Investment Income
Interest .........................................                 $    172,228
Expenses
Management fee ...................................   $ 212,000
Audit and legal ..................................     188,219
Custodian ........................................      73,218
Directors' fees and expenses .....................      68,802
Printing .........................................      18,900
Registration fee .................................      12,096
Transfer agency ..................................      12,080
Miscellaneous ....................................      17,139
                                                     ---------
Total expenses ...................................                      602,454
                                                                   ------------
Net investment loss ..............................                     (430,226)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
  transactions ...................................                  (14,326,316)
Net realized loss on foreign currency
  transactions ...................................                      (41,439)
Net change in unrealized
  appreciation/depreciation of:
  Investments ....................................                    9,619,619
  Foreign currency denominated assets
    and liabilities ..............................                     (100,944)
                                                                   ------------
Net loss on investments and foreign
  currency transactions ..........................                   (4,849,080)
                                                                   ------------
Net Decrease in Net Assets
  from Operations ................................                 $ (5,279,306)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
8 o THE AUSTRIA FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                    Six Months             Year
                                                      Ended                Ended
                                                February 28, 2002       August 31,
                                                   (unaudited)             2001
                                                =================      ============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................        $   (430,226)        $   (617,585)
Net realized loss on investments and
  foreign currency transactions ..........         (14,367,755)          (1,537,672)
Net change in unrealized
  appreciation/depreciation
  of investments and foreign
  currency denominated
  assets and liabilities .................           9,518,675          (23,653,287)
                                                  ------------         ------------
Net decrease in net assets from
  operations .............................          (5,279,306)         (25,808,544)
Distributions to Shareholders from:
Distributions in excess of net realized
  gain on investments and foreign
  currency transactions ..................                  -0-          (1,045,816)
                                                  ------------         ------------
Total decrease ...........................          (5,279,306)         (26,854,360)
Capital Stock Transactions
Net decrease .............................                  -0-          (2,567,551)
                                                  ------------         ------------
Total decrease ...........................          (5,279,306)         (29,421,911)
Net Assets
Beginning of period ......................          46,924,343           76,346,254
                                                  ------------         ------------
End of period ............................        $ 41,645,037         $ 46,924,343
                                                  ============         ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                            THE AUSTRIA FUND o 9

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
February 28, 2002 (unaudited)

NOTE A

Significant Accounting Policies

The Austria Fund, Inc. (the "Fund") was incorporated in the State of Maryland on December 5, 1988 as a non-diversified, closed-end management investment company. On October 24, 2001, the shareholders of the Fund approved the Plan of Liquidation and Dissolution (the "Plan") of the Fund (see Note F). The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and are substantially similar to those prepared using the liquidation basis of accounting.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sales price, or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, (but excluding securities traded on the Nasdaq Stock Market Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, gains or losses arising


--------------------------------------------------------------------------------
10 o THE AUSTRIA FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

from the closing of forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year.

The exchange rate for the Euro Dollar at February 28, 2002 was EUR 1.15 to U.S. $1.00.

3. Taxes

It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for U.S. income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and currency transactions are calculated on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annual rate of 1% of the Fund's average weekly net assets up to $50 million and .90 of 1% of the Fund's average weekly net assets in excess of $50 million.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Investment Manager, the Fund reimburses AGIS for costs relating to servicing phone inquiries for


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 11

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

the Fund. The Fund reimbursed AGIS $565 during the six months ended February 28, 2002.

Brokerage commissions paid on investment transactions for the six months ended February 28, 2002 amounted to $71,300.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $1,690,117 and $37,679,812 respectively, for the six months ended February 28, 2002. There were no purchases or sales of U.S. government or government agency obligations for the six months ended February 28, 2002.

At February 28, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $0 and gross unrealized depreciation of investments was $1,312,301 resulting in net unrealized depreciation of $1,312,301 (excluding foreign currency transactions).

Currency and capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer post October capital losses of $1,130,911 for the year ended August 31, 2001. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

At August 31, 2001, the Fund had a capital loss carryforward of $100,544, all of which will expire in 2009.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund's custodian will place and maintain liquid assets in a segregated account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.


--------------------------------------------------------------------------------
12 o THE AUSTRIA FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

At February 28, 2002, the Fund had no outstanding forward exchange currency contracts.

NOTE D

Capital Stock

There are 100,000,000 shares of $.01 par value common stock authorized. At February 28, 2002, 6,406,912 shares were outstanding.

NOTE E

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Austrian equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of market may further affect the Fund's investments.

NOTE F

Plan of Liquidation and Dissolution

At the meeting of the Fund's shareholders held on October 24, 2001 (the "Effective Date"), the shareholders approved The Plan of Liquidation and Dissolution (the "Plan") which provides for the complete liquidation of all of the assets of the Fund, the payment of all known obligations including the expenses of the liquidation and the receipt by the shareholders of two or more distributions equal to their pro rata portion of the net assets of the Fund. The Plan also provides that on the Effective Date, the Fund will cease its business as an investment company and will not engage in any business activities except for the purpose of winding up its business and affairs, and distributing its remaining assets to shareholders in accordance with the Plan. On February 1, 2002, the Fund declared a liquidating distribution of $37,676,434, equal to $5.88 per share of Common Stock, payable on March 1, 2002 to stockholders of record at the close of business on February 12, 2002, with an ex-date of March 4, 2002. On March 26, 2002, the Fund declared a liquidating distribution of $3,011,249, equal to $0.47 per share of Common Stock, payable on April 18, 2002 to stockholders of record at the close of business on April 5, 2002, with an ex-date of April 19, 2002. On March 26, 2002, the Fund also declared a final liquidating distribution of all net assets undistributed on the payable date of May 3, 2002 to stockholders of record at the close of business on April 26, 2002.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 13

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                         Six Months
                                              Ended
                                       February 28,                               Year Ended August 31,
                                               2002        ----------------------------------------------------------------
                                        (unaudited)           2001          2000          1999           1998         1997
                                       ------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..............        $  7.32        $ 11.32       $ 11.33       $ 12.29       $  12.54     $  11.22
                                       ------------------------------------------------------------------------------------
Income From
  Investment Operations
Net investment income (loss) .......           (.07)          (.09)(a)      (.26)(a)      (.10)(a)         -0-         .01
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .....................           (.75)         (3.76)         1.45           .73           1.13         1.44
                                       ------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ......           (.82)         (3.85)         1.19           .63           1.13         1.45
                                       ------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ................             -0-            -0-           -0-           -0-            -0-        (.01)
Distributions in excess of
  net investment income ............             -0-            -0-           -0-           -0-         (1.02)        (.12)
Tax return of capital ..............             -0-            -0-         (.65)           -0-            -0-          -0-
Distributions from net realized
  gain on investments and
  foreign currency transactions ....             -0-            -0-         (.75)        (2.01)          (.36)         -0-
Distributions in excess of
  net realized gain on
  investments and foreign
  currency transactions ............             -0-          (.16)           -0-           -0-            -0-          -0-
                                       ------------------------------------------------------------------------------------
Total dividends and distributions ..             -0-          (.16)        (1.40)        (2.01)         (1.38)        (.13)
                                       ------------------------------------------------------------------------------------
Capital Share Transactions
Anti-dilutive effect of share
  repurchase program ...............             -0-           .01           .20           .42             -0-          -0-
                                       ------------------------------------------------------------------------------------
Net asset value, end of period .....        $  6.50        $  7.32       $ 11.32       $ 11.33       $  12.29     $  12.54
                                       ====================================================================================
Market value, end of period ........        $  6.47        $  6.90       $ 10.94       $  9.00       $   9.00     $   9.56
                                       ====================================================================================
Total Return(b)
Total investment return based on:
  Market value .....................          (6.23)%       (35.53)%       38.57%        21.06%          6.38%       14.10%
  Net asset value ..................         (11.20)%       (33.91)%       13.91%        11.60%         10.78%       13.35%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................        $41,645        $46,924       $76,346       $90,025       $143,824     $146,743
Ratio of expenses to
  average net assets ...............           2.84%(c)       2.77%         2.47%         2.20%          1.68%        1.71%
Ratio of net investment
  income (loss) to average
  net assets .......................          (2.03)%(c)     (1.12)%       (1.79)%        (.87)%         (.03)%        .07%
Portfolio turnover rate ............             14%            39%           30%           24%            42%          19%

See footnote summary on page 15.


--------------------------------------------------------------------------------
14 o THE AUSTRIA FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(c)   Annualized.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 15

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION

Supplemental Proxy Information

The Annual Meeting of Shareholders of The Austria Fund, Inc. was held on October 24, 2001. A description of the proposal and number of shares voted at the meeting are as follows:

                                              Voted For  Voted Against  Abstain
--------------------------------------------------------------------------------
1. Approval of the proposal to liquidate
   and dissolve the Fund, as set forth in
   the Plan of Liquidation and Dissolution.   3,871,695      42,951      7,837


--------------------------------------------------------------------------------
16 o THE AUSTRIA FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 17

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $455 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 41 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 640 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/01.


--------------------------------------------------------------------------------
18 o THE AUSTRIA FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

Dave H. Williams, Chairman and President
Gary A. Bentz
Ralph W. Bradshaw
John D. Carifa
William A. Clark
William H. M. de Gelsey
Thomas G. Lachs(1)
Dipl. Ing. Hellmut Longin(1)
Dipl. Ing. Peter Mitterbauer(1)
Peter Nowak(1)
Ronald G. Olin
Mag. Reinhard Ortner(1)
Andras Simor(1)
Dr. Reba W. Williams
Dr. Stefan K. Zapotocky

OFFICERS

Norman S. Bergel, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of Americas
New York, NY 10036

Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

(1)   Member of the Audit Committee

      The financial information included is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.

      Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of The Austria Fund for their information. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 19

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
20 o THE AUSTRIA FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation AustriaFd. The daily net asset value of the Fund's shares are available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services and Morningstar, Inc. The Fund's NYSE trading symbol is "OST" Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds".

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
                                                           THE AUSTRIA FUND o 21

The Austria Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

AUSSR202